UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	33202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 598-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 1, 2017 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of November 14, 2016 (the “Merger Agreement”), by and between Regency Centers Corporation (“Regency”) and Equity One, Inc. (“Equity One”), Equity One merged with and into Regency (the “Merger”), with Regency continuing as the surviving corporation of the Merger.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the completion of the Merger, on the Closing Date, Regency, Equity One, Regency Centers, L.P. (“RCLP”) and U.S. Bank National Association, as trustee (the “Trustee”) entered into that certain Supplemental Indenture No. 14 (the “Supplemental Indenture”), pursuant to which Regency assumed Equity One’s rights and obligations with respect to (i) Equity One’s 3.75% Senior Notes due 2022 (the “Public Notes”) and (ii) the Indenture, dated as of September 9, 1998, as amended, supplemented or otherwise modified prior to the Closing Date, including by Supplemental Indenture No. 13, dated as of October 25, 2012, in each case between Equity One and the Trustee. In addition, pursuant to the Supplemental Indenture, RCLP became a co-obligor in respect of the Public Notes. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Also in connection with the completion of the Merger, on the Closing Date, Regency entered into that certain Assumption Agreement (the “Assumption Agreement”), pursuant to which Regency assumed Equity One’s rights and obligations with respect to (i) Equity One’s 3.81% Senior Unsecured Notes Series A due 2026 and 3.91% Senior Unsecured Notes Series B due 2026 (together, the “Private Placement Notes”) and (ii) the Note Purchase Agreement, dated as of April 20, 2016, among Equity One and the Purchasers named therein relating to the Private Placement Notes. In addition, pursuant to an Accession Agreement, dated as of March 1, 2017, RCLP guaranteed Regency’s obligations under the Private Placement Notes. The foregoing description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assumption Agreement, a copy of which is attached as Exhibit 4.2 hereto and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on the Closing Date, Regency and Equity One completed their previously announced Merger.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Equity One common stock, par value $0.01 per share (the “Equity One Common Stock”), outstanding immediately prior to the Effective Time (other than shares owned directly by Equity One or Regency and not on behalf of third parties) was converted into the right to receive 0.45 (the “Exchange Ratio”) of a share of Regency common stock, par value $0.01 per share (the “Regency Common Stock”). No fractional shares of Regency Common Stock were issued in the Merger, and Equity One stockholders became entitled to receive cash in lieu of any fractional shares in accordance with the Merger Agreement.

In addition, at the Effective Time, (i) each outstanding Equity One restricted stock award was converted into unvested restricted stock awards relating to shares of Regency Common Stock, with appropriate adjustments to reflect the consummation of the Merger, except that Equity One restricted stock awards held by certain Equity One officers and Equity One’s directors vested in full at the Effective Time, (ii) each outstanding Equity One stock option vested and was converted into a right to receive an amount in cash equal to the excess of (a) the value of a share of Regency Common Stock on the last complete trading day prior to the Closing Date, multiplied by the Exchange Ratio, over (b) the applicable option exercise price, and (iii) each outstanding long term incentive plan award relating to shares of Equity One Common Stock vested (based on the achievement of any applicable performance goals through February 24, 2017 and without proration).

Upon the closing of the Merger, the shares of Equity One Common Stock, which previously traded under the ticker symbol “EQY” on the New York Stock Exchange (the “NYSE”), have ceased trading on, and were delisted from, the NYSE.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Regency’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2016, and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Increase in Board Size

On February 24, 2017, the Regency stockholders voted to approve the increase in the size of the Board of Directors of Regency (the “Regency Board of Directors”) from nine to twelve directors.

Appointment of Directors

Effective as of immediately after the Effective Time, the Regency Board of Directors appointed (i) Messrs. Joseph Azrack, Chaim Katzman and Peter Linneman as directors of Regency, and (ii) Mr. Katzman as non-executive Vice Chairman of the Regency Board of Directors and a member of the Investment Committee of the Regency Board of Directors.

As non-employee directors, each of Messrs. Azrack, Katzman and Linneman will receive compensation in the same manner as Regency’s other non-employee directors, as previously disclosed in Regency’s Proxy Statement for its 2016 Annual Meeting of Stockholders, filed with the SEC on March 14, 2016, which description is incorporated by reference herein.

Messrs. Azrack, Katzman and Linneman were appointed as directors of Regency, and Mr. Katzman was appointed as non-executive Vice Chairman and member of the Investment Committee of the Regency Board of Directors, pursuant to the terms of the Merger Agreement, which required Regency to take such actions as are necessary to cause three Equity One designees (including Mr. Katzman) to become members of the Regency Board of Directors immediately after the Effective Time, and to appoint Mr. Katzman as Vice Chairman and member of the Investment Committee of the Regency Board of Directors immediately after the Effective Time.

Mr. Katzman was also appointed as director of Regency, non-executive Vice Chairman and member of the Investment Committee of the Regency Board of Directors pursuant to the terms of the Governance Agreement, dated as of November 14, 2016 (the “Governance Agreement”), by and among Regency Centers Corporation, Gazit Globe, Ltd. and certain of its affiliated entities (collectively, the “Gazit Shareholders”).

The foregoing descriptions of the Merger Agreement and the Governance Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Governance Agreement, respectively, copies of which was attached as Exhibit 2.1 and Exhibit 10.1 to Regency’s Current Report on Form 8-K filed with the SEC on November 15, 2016, and are incorporated by reference herein.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation

Effective as of immediately prior to the Effective Time, Regency’s Restated Articles of Incorporation (the “Articles of Incorporation”) were amended to provide for an increase in the number of shares of Regency capital stock that Regency is authorized to have outstanding from 190 million to 260 million shares, with 220 million of such shares being Regency Common Stock. A copy of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Bylaws

Effective as of immediately prior to the Effective Time, the Regency Board of Directors amended and restated Regency’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to provide for the position of a Vice Chairman of the Board. A copy of the Bylaws is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of Regency stockholders was convened at 9:30 a.m. ET on February 24, 2017. The following proposals were voted on at the Special Meeting, each of which is described in the definitive joint proxy statement/prospectus filed by Regency with the SEC on January 24, 2017: (i) a proposal to approve the Merger Agreement and the Merger, with Regency continuing as the surviving corporation (the “Regency Merger Proposal”); (ii) a proposal to amend the Articles of Incorporation, to take effect at the Effective Time, to increase the number of authorized shares of Regency Common Stock (the “Regency Articles Amendment Proposal”); (iii) a proposal to approve an increase in the size of the Regency Board of Directors to 12 directors (the “Regency Increase in Board Size Proposal”); and (iv) a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Regency Merger Proposal, the Regency Articles Amendment Proposal and the Regency Increase in Board Size Proposal if there are insufficient votes at the time of such adjournment to approve such proposals (the “Regency Adjournment Proposal”).

Approval of each of the Regency Merger Proposal and the Regency Articles Amendment Proposal required the affirmative vote of the holders of a majority of the outstanding shares of Regency Common Stock. Approval of each of the Regency Increase in Board Size Proposal and the Regency Adjournment Proposal required the affirmative vote of the holders of a majority of the votes cast by holders of Regency Common Stock at the Special Meeting.

As of January 23, 2017 (the “Record Date”), there were 104,497,721 shares of Regency Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, a total of 94,865,158 shares of Regency Common Stock, representing approximately 90.78% of Regency Common Stock issued outstanding as of the Record Date, were present in person or represented by proxy, constituting a quorum to conduct business.

The Regency stockholders approved the Regency Merger Proposal, the Regency Articles Amendment Proposal and the Regency Increase in Board Size Proposal. Although sufficient votes were received to approve the Regency Adjournment Proposal, no motion to adjourn was made because the Regency Merger Proposal, the Regency Articles Amendment Proposal and the Regency Increase in Board Size Proposal were each approved. The results of the stockholder vote are reported below:

(1)	With respect to the approval of the Merger Proposal, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,693,162	8,927	163,069	N/A

(2)	With respect to the approval of the Regency Articles Amendment Proposal, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,589,967	111,623	163,568	N/A

(3)	With respect to the approval of the Regency Increase in Board Size Proposal, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,683,659	13,426	168,073	N/A

(4)	With respect to the approval of the Regency Adjournment Proposal, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,364,007	8,471,333	29,818	N/A

Item 8.01. Other Events.

On February 24, 2017, Regency issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On March 1, 2017, Regency and Equity One released a joint press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On November 14, 2016, Regency and RCLP entered into that certain Commitment Letter (together with the exhibits and annexes attached thereto, as amended, supplemented or otherwise modified, the “Commitment Letter”), by and among Regency, RCLP and J.P. Morgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan committed to provide, subject to customary closing conditions, $750,000,000 of senior unsecured bridge loans, the proceeds of which could be used to refinance certain existing indebtedness of Regency and Equity One and to pay fees and expenses in connection with the Merger and related transactions. On January 26, 2017, Regency and RCLP notified JPMorgan that, in accordance with the terms of the Commitment Letter, the commitments thereunder were immediately and permanently reduced by $389,082,200. On March 1, 2017, upon consummation of the Merger and in accordance with the terms of the Commitment Letter, the remaining commitments under the Commitment Letter were immediately and permanently terminated.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Equity One for each of the years ended, December 31, 2015 and December 31, 2014 was previously included or incorporated by reference in the Registration Statement on Form S-4 of Regency (Commission File No. 333-215241) declared effective by the SEC on January 19, 2017, and is incorporated by reference herein. The audited financial statements of Equity One for the year ended December 31, 2016 is included in the Current Report on Form 10-K of Equity One, filed with the SEC on February 28, 2017, and is incorporated by reference herein.

The consent of Ernst & Young LLP, Equity One’s independent registered accounting firm, is attached hereto as Exhibit 23.1.

(b)	Pro Forma Financial Information.

To be filed not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, by and among Regency Centers Corporation and Equity One, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Regency Centers Corporation with the SEC on November 15, 2016)*

3.1	Articles of Amendment to the Restated Articles of Incorporation of Regency Centers Corporation, effective as of March 1, 2017+

3.2	Amended and Restated Bylaws of Regency Centers Corporation, effective as of March 1, 2017+

4.1	Supplemental Indenture No. 14, dated as of March 1, 2017, among Equity One, Inc., Regency Centers Corporation, Regency Centers, L.P., and U.S. Bank National Association, as successor to SunTrust Bank (formerly known as SunTrust Bank, Atlanta)+

Exhibit No.	Exhibit Description

4.2	Assumption Agreement, dated as of March 1, 2017, by Regency Centers Corporation+

10.1	Governance Agreement, dated as of November 14, 2016, by and among Regency Centers Corporation, Gazit Globe, Ltd. and certain of its affiliated entities (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Regency Centers Corporation with the SEC on November 15, 2016)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Equity One, Inc.+

99.1	Press Release of Regency Centers Corporation, issued February 24, 2017+

99.2	Joint Press Release of Regency Centers Corporation and Equity One, Inc., issued March 1, 2017+

99.3	Audited Financial Statements of Equity One, Inc. for the year ended December 31, 2016+

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Regency Centers Corporation agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.
+	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

/s/ J. Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

REGENCY CENTERS, L.P. By: Regency Centers Corporation, its general partner

/s/ J. Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

Dated: March 1, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, by and among Regency Centers Corporation and Equity One, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Regency Centers Corporation with the SEC on November 15, 2016)*

3.1	Articles of Amendment to the Restated Articles of Incorporation of Regency Centers Corporation, effective as of March 1, 2017+

3.2	Amended and Restated Bylaws of Regency Centers Corporation, effective as of March 1, 2017+

4.1	Supplemental Indenture No. 14, dated as of March 1, 2017, among Equity One, Inc., Regency Centers Corporation, Regency Centers, L.P., and U.S. Bank National Association, as successor to SunTrust Bank (formerly known as SunTrust Bank, Atlanta)+

4.2	Assumption Agreement, dated as of March 1, 2017, by Regency Centers Corporation+

10.1	Governance Agreement, dated as of November 14, 2016, by and among Regency Centers Corporation, Gazit Globe, Ltd. and certain of its affiliated entities (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Regency Centers Corporation with the SEC on November 15, 2016)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Equity One, Inc.+

99.1	Press Release of Regency Centers Corporation, issued February 24, 2017+

99.2	Joint Press Release of Regency Centers Corporation and Equity One, Inc., issued March 1, 2017+

99.3	Audited Financial Statements of Equity One, Inc. for the year ended December 31, 2016+

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Regency Centers Corporation agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.
+	Filed herewith.